VARIABLE ACCOUNT C
OF MONARCH LIFE INSURANCE COMPANY

ANNUAL REPORT
DECEMBER 31, 2012

This is a copy of the annual report of the variable account in which your Monarch Life Insurance Company variable life insurance policy invests.  We take pride in our continued commitment to provide prompt, courteous service to our policyowners.  For inquiries regarding your policy, please call our Variable Life Service Center at 1-800-544-0049.

The investment results presented in this report are historical and are no indication of future performance.

Independent Auditor’s Report

To the Receiver of Monarch Life Insurance Company
and Policyowners of Variable Account C of Monarch Life Insurance Company:

In our opinion, the accompanying statement of net assets and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Variable Account C, a separate account of Monarch Life Insurance Company (the “Sponsor Company”) at December 31, 2012 and 2011, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Sponsor Company’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 and 2011 by correspondence with custodians, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
April 19, 2013

VARIABLE ACCOUNT C MONARCH LIFE INSURANCE COMPANY STATEMENT OF NET ASSETS AT DECEMBER 31, 2012

ASSETS	Cost	Shares	Market Value
Investments in Variable Insurance Products Fund and Fund V:
Money Market Portfolio	$4,398,802	4,398,802	$4,398,802
Investment Grade Bond Portfolio	2,104,689	160,675	2,098,421
Equity-Income Portfolio	7,703,484	372,346	7,424,587
Growth Portfolio	11,627,270	320,819	13,490,419
Asset Manager Portfolio	2,168,614	152,957	2,320,359
High Income Portfolio	2,623,679	492,518	2,861,531
Overseas Portfolio	5,150,196	281,322	4,526,474
Total Invested Assets	$35,776,736		37,120,593

LIABILITIES
Payable to Monarch Life Insurance Company			518,198
Total Liabilities			518,198

Net Assets			$36,602,395

VARIABLE ACCOUNT C MONARCH LIFE INSURANCE COMPANY STATEMENT OF NET ASSETS AT DECEMBER 31, 2011

ASSETS	Cost	Shares	Market Value
Investment in Variable Insurance Products Fund and Fund V:
Money Market Portfolio	$3,730,311	3,730,311	$3,730,311
Investment Grade Bond Portfolio	2,182,706	167,553	2,173,168
Equity-Income Portfolio	8,683,820	400,769	7,490,376
Growth Portfolio	11,924,198	346,825	12,794,360
Asset Manager Portfolio	2,612,327	185,106	2,554,456
High Income Portfolio	3,191,723	571,459	3,080,163
Overseas Portfolio	5,942,513	303,019	4,130,154
Total Invested Assets	$38,267,598		35,952,988

LIABILITIES
Payable to Monarch Life Insurance Company			72,839
Total Liabilities			72,839

Net Assets			$35,880,148

VARIABLE ACCOUNT C MONARCH LIFE INSURANCE COMPANY STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 2012

		Money Market Division	Investment Grade Bond Division	Equity- Income Division		Asset Manager Division	High Income Division
					Growth Division			Overseas Division
	Total
Investment Income:
Dividends	$649,565	$5,645	$50,477	$229,260	$81,624	$38,016	$160,475	$84,068
Expenses:
Risk Charges and Administrative Expenses	(372,614)	(41,180)	(21,054)	(76,911)	(136,829)	(24,316)	(28,841)	(43,483)
Net Investment Income (Loss)	276,951	(35,535)	29,423	152,349	(55,205)	13,700	131,634	40,585

Gains and (Losses) on Investments:
Net Realized Gains (Losses)	(250,769)	--	8,627	(390,488)	696,399	26,768	(118,671)	(473,404)
Net Unrealized Gains (Losses)	3,658,469	--	3,270	914,547	992,987	209,616	349,412	1,188,637
Capital Gain Distributions	572,233	--	56,387	483,178	--	18,202	--	14,466
Net Gains (Losses)	3,979,933	--	68,284	1,007,237	1,689,386	254,586	230,741	729,699
Net Increase (Decrease) in Net Assets Resulting from Operations
	4,256,884	(35,535)	97,707	1,159,586	1,634,181	268,286	362,375	770,284
Transfers Due to Deaths	(2,386,512)	(359,094)	(172,395)	(575,192)	(272,259)	(325,219)	(629,651)	(52,702)
Transfers Due to Other Terminations	(777,511)	(238,175)	(42,047)	(302,817)	(117,624)	(43,305)	(16,930)	(16,613)
Transfers Due to Policy Loans	(113,100)	9,368	(9,881)	(11,127)	(124,391)	25,840	9,596	(12,505)
Transfers of Cost of Insurance	(158,599)	(16,528)	(9,065)	(34,639)	(60,206)	(6,116)	(12,274)	(19,771)
Transfers of Net Loan Cost	(98,915)	(10,188)	(988)	(24,290)	(36,511)	(14,596)	(6,239)	(6,103)
Transfers Among Investment Divisions	--	1,264,795	37,031	(365,781)	(489,535)	(166,204)	40,785	(321,091)
Net Increase (Decrease) in Net Assets Resulting from Principal Transactions
	(3,534,637)	650,178	(197,345)	(1,313,846)	(1,100,526)	(529,600)	(614,713)	(428,785)

Total Increase (Decrease) in Net Assets	722,247	614,643	(99,638)	(154,260)	533,655	(261,314)	(252,338)	341,499
Net Assets - Beginning of Year	35,880,148	3,722,754	2,168,766	7,475,201	12,768,439	2,549,280	3,073,921	4,121,787
Net Assets - End of Year	$36,602,395	$4,337,397	$2,069,128	$7,320,941	$13,302,094	$2,287,966	$2,821,583	$4,463,286

VARIABLE ACCOUNT C MONARCH LIFE INSURANCE COMPANY STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEAR ENDED DECEMBER 31, 2011
		Money Market Division	Investment Grade Bond Division	Equity- Income Division		Asset Manager Division	High Income Division
					Growth Division			Overseas Division
	Total
Investment Income:
Dividends	$653,678	$4,409	$69,825	$194,976	$49,753	$52,903	$212,941	$68,871
Expenses:
Risk Charges and Administrative Expenses	(378,888)	(40,540)	(18,947)	(81,048)	(129,648)	(26,747)	(31,378)	(50,580)
Net Investment Income (Loss)	274,790	(36,131)	50,878	113,928	(79,895)	26,156	181,563	18,291
Gains and (Losses) on Investments:
Net Realized Gains (Losses)	(657,717)	--	38,626	(438,828)	338,123	13,897	(74,846)	(534,689)
Net Unrealized Gains (Losses)	(611,343)	--	(16,073)	359,157	(408,575)	(141,527)	(18,948)	(385,377)
Capital Gain Distributions	112,648	--	44,826	--	44,642	12,866	--	10,314
Net Gains (Losses)	(1,156,412)	--	67,379	(79,671)	(25,810)	(114,764)	(93,794)	(909,752)
Net Increase (Decrease) in Net Assets Resulting from Operations
	(881,622)	(36,131)	118,257	34,257	(105,705)	(88,608)	87,769	(891,461)
Transfers Due to Deaths	(340,709)	4,246	1,639	(62,484)	(136,392)	(56,144)	(35,902)	(55,672)
Transfers Due to Other Terminations	(1,363,367)	(78,593)	126	(384,787)	(472,361)	(63,846)	(39,956)	(323,950)
Transfers Due to Policy Loans	(222,502)	12,593	(1,059)	(154,171)	(141,712)	(9,003)	3,646	67,204
Transfers of Cost of Insurance	(175,209)	(18,329)	(11,963)	(38,641)	(57,094)	(13,931)	(13,267)	(21,984)
Transfers of Net Loan Cost	(100,272)	(8,958)	(1,113)	(27,453)	(37,551)	(14,010)	(6,889)	(4,298)
Transfers Among Investment Divisions	--	(62,329)	553,627	(645,518)	828,597	35,764	85,188	(795,329)
Net Increase (Decrease) in Net Assets Resulting from Principal Transactions
	(2,202,059)	(151,370)	541,257	(1,313,054)	(16,513)	(121,170)	(7,180)	(1,134,029)
Total Increase (Decrease) in Net Assets	(3,083,681)	(187,501)	659,514	(1,278,797)	(122,218)	(209,778)	80,589	(2,025,490)
Net Assets - Beginning of Year	38,963,829	3,910,255	1,509,252	8,753,998	12,890,657	2,759,058	2,993,332	6,147,277
Net Assets - End of Year	$35,880,148	$3,722,754	$2,168,766	$7,475,201	$12,768,439	$2,549,280	$3,073,921	$4,121,787

VARIABLE ACCOUNT C
OF MONARCH LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS

NOTE 1-ORGANIZATION

Variable Account C of Monarch Life Insurance Company (the Account), is a segregated account of Monarch Life Insurance Company (Monarch Life) and is registered as, The Fidelity Variable Account of Monarch Life Insurance Company, a unit investment trust registered under the Investment Company Act of 1940, as amended (1940 Act), and is currently comprised of seven investment divisions.  Four investment divisions of the Account are invested solely in the shares of four corresponding portfolios of the Fidelity Variable Insurance Products Fund, and the remaining three investment divisions are invested solely in the shares of three corresponding portfolios of the Fidelity Variable Insurance Products Fund V (the Funds), both are open-end management investment companies registered under the 1940 Act.  The Funds’ investment advisor is Fidelity Management & Research Company.

The change in net assets maintained in the Account provides the basis for the periodic determination of the amount of increased or decreased benefits under the policies.  The net assets may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum guaranteed death benefit) and other policy benefits.  Additional assets are held in Monarch Life’s general account to cover the contingency that the guaranteed death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Monarch Life is a wholly-owned subsidiary of Regal Reinsurance Company (Regal Re).  On June 9, 1994, the Insurance Commissioner of the Commonwealth of Massachusetts (the Commissioner) was appointed receiver (the Receiver) of Monarch Life in a rehabilitation proceeding pending before the Supreme Judicial Court for Suffolk County, Massachusetts (the Court).  A term sheet dated July 19, 1994 (the Term Sheet) among the Commissioner (in her capacity as Commissioner and Receiver) and certain Regal Re shareholders and noteholders and holders of Monarch Life’s surplus notes (representing approximately 85% of both the total outstanding Regal Re notes and common stock) (the Holders) was approved by the Court on September 1, 1994.  Pursuant to the Term Sheet, the Holders transferred their notes and stock into voting trusts for which the Commissioner is the sole trustee, which effectively vests control of Monarch Life and Regal Re in the Commissioner.

Some insurance departments have either suspended, revoked or not renewed Monarch Life’s certificate of authority, ordered Monarch Life to cease writing new business, or have requested a voluntary suspension of sales.

Monarch Life currently limits its business to maintaining its existing blocks of disability income insurance policies, variable life insurance policies, and annuity contracts.  Monarch Life ceased issuing new variable life insurance policies and new annuity contracts effective May 1, 1992, and new disability income insurance policies effective June 15, 1993.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Monarch Life and Regal Re.  The Account cannot be charged with liabilities arising out of any other business of Monarch Life or Regal Re and is held for the exclusive benefit of the policyowners participating in the Account.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Account in preparation of its financial statements.  Preparation of financial statements requires the use of estimates made by management.  Actual results may differ from these estimates.  The policies are in conformity with accounting principles generally accepted in the United States of America.

INVESTMENTS:  The investments in shares of the Funds are stated at market value, which is the net asset value per share of the respective portfolios of the Funds each day that the New York Stock Exchange is open.  Investment transactions are accounted for on the date the shares are purchased or sold.  The cost of shares redeemed and realized gains and losses are determined on the first-in, first-out method.  Dividend income and capital gain distributions received from the Funds are reinvested in additional shares of the Funds and are recorded by the Account on the ex-dividend date.

FEDERAL INCOME TAXES:  For federal income tax purposes, operations of the Account are combined with those of Monarch Life, which is taxed as a life insurance company.  Under existing federal income tax law, Monarch Life anticipates no tax liability resulting from the operations of the Account.

VARIABLE ACCOUNT C
OF MONARCH LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES (Continued)

FAIR VALUE MEASUREMENT:  At December 31, 2012 and December 31, 2011, all the Account’s recurring fair value measurements, which consist solely of mutual funds and marketable securities, represent Level 1 fair value measurements, which, as defined in Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures, are quoted prices in active markets for identical securities.

NOTE 3-PURCHASES AND SALES OF SECURITIES

Total cost of purchases and proceeds from sales of shares of the Funds by the Account for the year ended December 31, 2012, are shown below:

Purchases                                Sales

Money Market Portfolio	$4,279,326	$3,610,833
Investment Grade Bond Portfolio	765,606	852,250
Equity-Income Portfolio	983,357	1,573,205
Growth Portfolio	1,804,885	2,798,212
Asset Manager Portfolio	249,442	719,923
High Income Portfolio	445,488	894,861
Overseas Portfolio	443,015	761,928
Totals	$8,971,119	$11,211,212

NOTE 4-EXPENSES

Monarch Life assumes mortality and expense risks, minimum guaranteed death benefit risks and annual administrative expenses related to the operations of the Account.  Monarch Life deducts a daily charge from the assets of the Account to cover these risks.  The charge is equal to a rate of 1% (on an annual basis) of the policyowners’ investment base.

NOTE 5-CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2012 and 2011, are shown below:

                                                        2012                                                    2011
                 Net Increase                                                                                   Net Increase
                            Issued               Redeemed                  (Decrease)                    Issued                         Redeemed  (Decrease)

Money Market Division	214,913	183,023	31,890	91,461	98,582	(7,121)
Investment Grade Bond Division	27,293	32,046	(4,753)	27,936	12,320	15,616
Equity-Income Division	15,904	35,851	(19,947)	14,892	38,320	(23,428)
Growth Division	32,907	48,388	(15,481)	34,588	35,184	(596)
Asset Manager Division	15,091	27,132	(12,041)	4,787	7,749	(2,962)
High Income Division	23,304	37,220	(13,916)	13,768	14,093	(325)
Overseas Division	21,469	34,203	(12,734)	14,488	18,863	(34,375)

NOTE 6-POLICY CHARGES

Monarch Life periodically deducts a charge for mortality cost from a policyowner’s investment base.  This charge is for the cost of providing life insurance coverage for the insured.

Policies that have outstanding policyowner loans are charged a 1.50% annual net loan cost.  A policyowner’s investment base is reduced by the net loan cost.

VARIABLE ACCOUNT C
OF MONARCH LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS

NOTE 7-POLICYOWNERS’ INVESTMENT BASE

Policyowners’ investment base for 2012, 2011, 2010, 2009, and 2008 consists of the following:

At December 31,                                         For the year ended December 31

		Separate Account Index	Policyowner Investment Base	Investment Income Ratio*	Expenses as a % of Average Investment Base**	Total Return***
2012	Units
Money Market Division	200,226	$21.97	$4,398,802	0.13%	1.00%	(0.86%)
Investment Grade Bond Division	55,400	37.88	2,098,422	2.39%	1.00%	4.84%
Equity-Income Division	116,182	63.90	7,424,572	3.00%	1.00%	16.14%
Growth Division	201,316	67.01	13,490,366	0.60%	1.00%	13.55%
Asset Manager Division	53,284	43.55	2,320,344	1.57%	1.00%	11.36%
High Income Division	64,037	44.69	2,861,523	5.60%	1.00%	13.09%
Overseas Division	140,323	32.26	4,526,417	1.93%	1.00%	19.54%
2011
Money Market Division	168,336	$22.16	$3,730,312	0.11%	1.00%	(0.88%)
Investment Grade Bond Division	60.153	36.13	2,173,159	3.66%	1.00%	6.27%
Equity-Income Division	136.129	55.02	7,490,283	2.37%	1.00%	(0.03%)
Growth Division	216,797	59.02	12,794,381	0.38%	1.00%	(0.79%)
Asset Manager Division	65,325	39.10	2,554,453	1.96%	1.00%	(3.52%)
High Income Division	77,953	39.51	3,080,137	6.75%	1.00%	3.00%
Overseas Division	153,057	26.98	4,130,154	1.33%	1.00%	(17.98%)
2010
Money Market Division	175,457	$22.36	$3,922,614	0.18%	1.00%	(0.75%)
Investment Grade Bond Division	44,537	33.99	1,514,022	3.85%	1.00%	6.72%
Equity-Income Division	159,556	55.04	8,781,666	1.87%	1.00%	14.03%
Growth Division	217,393	59.48	12,931,399	0.29%	1.00%	22.94%
Asset Manager Division	68,287	40.53	2,767,779	1.69%	1.00%	13.12%
High Income Division	78,278	38.36	3,002,793	8.00%	1.00%	12.69%
Overseas Division	187,431	32.90	6,166,706	1.44%	1.00%	11.98%
2009
Money Market Division	193,757	$22.53	$4,364,464	0.75%	1.00%	(0.27%)
Investment Grade Bond Division	40,025	31.85	1,274,734	8.41%	1.00%	14.57%
Equity-Income Division	166,505	48.27	8,038,044	2.33%	1.00%	28.89%
Growth Division	226,147	48.38	10,941,585	0.46%	1.00%	27.01%
Asset Manager Division	76,272	35.83	2,732,534	2.56%	1.00%	27.83%
High Income Division	74,272	34.04	2,528,238	8.38%	1.00%	42.55%
Overseas Division	202,297	29.38	5,942,924	2.30%	1.00%	25.29%
2008
Money Market Division	241,357	$22.59	$5,451,718	2.46%	1.00%	2.03%
Investment Grade Bond Division	35,132	27.80	976,545	3.55%	1.00%	(4.20%)
Equity-Income Division	175,012	37.45	6,553,446	2.64%	1.00%	(43.21%)
Growth Division	232,569	38.09	8,858,942	0.89%	1.00%	(47.69%)
Asset Manager Division	72,954	28.03	2,044,572	2.60%	1.00%	(29.41%)
High Income Division	71,289	23.88	1,702,472	8.87%	1.00%	(25.72%)
Overseas Division	202,587	23.45	4,750,628	2.84%	1.00%	(44.37%)

VARIABLE ACCOUNT C
OF MONARCH LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS

NOTE 7-POLICYOWNERS’ INVESTMENT BASE (Continued)

*These ratios represent dividends received by the Account’s divisions from the underlying investments, divided by the respective division’s average net assets.  These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions to the Account’s unit values.  The recognition of investment income by the Account’s divisions is affected by the timing of the declaration of dividends by the underlying investments.

**These ratios represent the expenses of the Account (consisting primarily of mortality and expense risk charges) which result in a direct reduction to the Account’s unit values.  Expenses of the underlying investments and any charges made directly to a policy (through the redemption of units) are excluded.

***These ratios represent the total return of the Account’s divisions.  These ratios include changes in the values of the underlying investments and deductions for items included in the expense ratios.  These ratios do not include any policy charges; inclusion of these amounts in the calculations would result in reductions in the ratios.

NOTE 8-DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, as amended (the Code), a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a life insurance policy for federal tax purposes for any period for which the investments of the segregated asset account, on which the policy is based, are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code.  Monarch Life believes, based on assurances from the Funds, that the Account satisfies the current requirements of the regulations.

 NOTE 9-PRINCIPAL UNDERWRITER AND GENERAL DISTRIBUTOR

Baystate Capital Services, Inc. (BCSI), is the principal underwriter and general distributor of the policies maintained in the Account.  BCSI is a wholly-owned subsidiary of Monarch Life.

59601  05/13